Putnam
Health
Sciences
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-04

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past several months, Putnam has introduced a number of reforms to benefit shareholders, including increasing the amount of disclosure for our funds. Our shareholder reports now include information that enables you to estimate the amount you paid for ongoing expenses such as management fees and distribution (or 12b-1) fees, and that measures portfolio turnover, the rate at which your fund buys and sells portfolio securities, which can affect its return and its taxable distributions to shareholders. This new information also enables you to compare your fund's expenses and portfolio turnover rate with those of other similar funds tracked by Lipper, an independent fund-rating company. We have also introduced a risk comparison that illustrates your fund's risk relative to similar funds as tracked by Morningstar, another independent fund-rating company. These comparisons should be valuable to you and your financial advisor as you make your investment decisions.

We are also pleased to announce that your fund's independent Trustees have nominated three new individuals to serve as Trustees of your fund. All three have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard
B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley would be independent trustees (i.e., trustees who are not "interested persons" of your fund or its investment adviser). Charles E. Haldeman, Jr., the third nominee, is President and Chief Executive Officer of Putnam Investments. Proxy voting is now underway to elect the new and existing Trustees of the Putnam funds, as well as to address other issues specific to individual funds. If you have not already returned your proxy, we urge you to do so. If you need any assistance, please contact Putnam at 1-800-225-1581 or call your financial advisor.

During the period covered by the following report, Putnam Health
Sciences Trust delivered respectable results. In the following pages, the managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

October 20, 2004


Report from Fund Management

Fund highlights

 * For the 12 months ended August 31, 2004, Putnam Health Sciences Trust's class A shares returned 7.79% without sales charges and 1.60% with maximum sales charges reflected.

 * The fund's primary benchmark, the S&P 500 Index, gained 11.46%. Its secondary benchmark, the Goldman Sachs Healthcare Index, returned 7.86%.

 * The average return for the fund's Lipper category, Health/Biotechnology Funds, was 7.50%.

 * See the Performance Summary beginning on page 7 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

In a difficult year for health-care stocks overall, your fund delivered a positive return for the 12-month period ended August 31, 2004. The fund underperformed its primary benchmark, the S&P 500 Index, due to differences in holdings. Most of the stocks in the index are not health-care related; as a result, strength in other industries enabled the index to deliver stronger returns. At net asset value (NAV) the fund performed in line with its secondary benchmark, the Goldman Sachs Healthcare Index, and performed slightly better than the average for funds in its Lipper category. Declines in pharmaceutical holdings, which represented the largest portion of the portfolio, were the leading detractors from performance. The fund's slight bias toward large-company stocks also had a negative effect on returns, since small-company stocks were better performers during the fiscal period.

TOTAL RETURN FOR
PERIODS ENDED 8/31/04

Class A
(inception 5/28/82)           NAV             POP
--------------------------------------------------
1 year                       7.79%           1.60%
--------------------------------------------------
5 years                      6.87            0.73
Annual average               1.34            0.15
--------------------------------------------------
10 years                   183.95          167.59
Annual average              11.00           10.34
--------------------------------------------------
Annual average
(life of fund)              13.29           12.99
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.75%. For the most recent month-end performance, visit www.putnam.com. A 2% short-term trading fee will be applied to shares exchanged or sold within 5 days of purchase.

FUND PROFILE

Putnam Health Sciences Trust seeks capital appreciation by investing mainly in stocks of companies in the health-sciences industries. The fund targets companies of all sizes in industries such as pharmaceuticals, health-care services, and biotechnology. The fund may be appropriate for investors seeking long-term growth of capital who can accept the risk of investing in a single group of industries.

Market overview

The 12 months ended August 31, 2004, represented a volatile time for the health-care sector. Stocks of companies in health-care industries generally moved higher for most of the period, but declined in the final months. For the annual period, health care was the third-weakest performing sector in the S&P 500 Index. A number of industry issues made headlines during the period, including Medicare reimbursement rates, health-care reform, and the debate over the re-importation of prescription drugs from Canada and other countries. As investors focused on these issues, especially in anticipation of the presidential election, the performance of health-care stocks suffered.

In the broader market, stocks were strong in the early months of the period, ending 2003 in positive territory for the first time since 1999. However, the market grew increasingly volatile in 2004 as investors became nervous about rising interest rates, high energy prices, the continued threat of terrorism, instability in Iraq, and the potential for inflation. The final few months of the period were particularly disappointing as the Fed announced its much-anticipated decision to raise short-term interest rates, and concerns mounted that economic growth was beginning to slow.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 8/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     11.46%
-------------------------------------------------------------------------------
Goldman Sachs Healthcare Index (health-care stocks)                     7.86%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 22.64%
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)             7.46%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         6.13%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             5.29%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                 11.50%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/04.
-------------------------------------------------------------------------------

Strategy overview

The stocks in the fund's portfolio remained diversified across a wide range of health-care industries, including pharmaceuticals, biotechnology, health-care services, and medical technology. When selecting stocks, we look for companies that exhibit what we believe to be high-quality growth characteristics, such as solid product pipelines, strong revenue and cash-flow growth, and stock prices that are attractive in relation to the company's growth potential. While we believe these types of stocks have potential to reward investors over the long term, they did not perform as well as lower-quality stocks during most of the period. Over the course of the fund's fiscal year, we decreased the fund's exposure to stocks of pharmaceutical and biotechnology companies, while increasing its position in health-care services stocks.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                              as of 2/29/04           as of 8/31/04

Pharmaceuticals                   60.2%                   55.8%

Medical technology                13.2%                   15.1%

Biotechnology                     13.3%                   13.9%

Health-care
services                          12.0%                   13.8%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

One of the fund's top-performing stocks over the period was that of biotechnology company Biogen-Idec. The company benefited from successful clinical trials for one of its products -- a multiple sclerosis drug called Antegren. The stock climbed rapidly after the company announced in February that it planned to file the drug for FDA approval one year ahead of schedule. C. R. Bard, a medical devices company, was also a top performer in the fund's portfolio. We took profits by trimming the fund's position in this stock during the period, but we believe the company, which specializes in urology, vascular, oncology, and surgical devices, continues to offer attractive long-term growth potential. Your fund's performance also benefited from a position in Genzyme Corporation, a global biotechnology company that specializes in genetic disorders, renal disease, osteoarthritis, and organ transplant. In health-care services, CIGNA Corporation delivered earnings that beat investor expectations during the period, as did Japanese drug company Yamanouchi Pharmaceutical.

Despite delivering strong returns during the first half of the period, Forest Laboratories was one of the largest detractors from performance for the fiscal year overall. After we increased the fund's position in this stock, it began to decline, in part because of investor concerns about generic competition for its antidepressant products. The stock remained in the portfolio at the close of the period because we believe it is a well-managed company with a wide range of successful products. Another disappointment was the stock of Wyeth, a pharmaceutical and consumer health-care company formerly known as American Home Products Corp. Wyeth stock declined due to liability concerns surrounding fen-phen diet drugs and continued concerns over risks that may be associated with its hormone replacement products. We believe that, despite these short-term issues, Wyeth has a strong product pipeline and remains an attractive long-term investment opportunity. Wyeth stock remained in the portfolio at the close of the period. Other disappointing fund holdings for the fiscal year were Amgen, a biotechnology company, and GlaxoSmithKline, a global pharmaceutical company. Both stocks remained in the portfolio at the close of the period.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

(Percent of fund's net assets as of 8/31/04)

 1 Pfizer, Inc. (8.8%)
   Pharmaceuticals

 2 Johnson & Johnson (7.2%)
   Pharmaceuticals

 3 Abbott Laboratories (6.5%)
   Pharmaceuticals

 4 Amgen, Inc. (6.5%)
   Biotechnology

 5 Medtronic, Inc. (5.3%)
   Medical technology

 6 Novartis AG (4.9%)
   Pharmaceuticals

 7 Wyeth (4.8%)
   Pharmaceuticals

 8 GlaxoSmithKline PLC ADR (4.7%)
   Pharmaceuticals

 9 AstraZeneca PLC ADR (3.6%)
   Pharmaceuticals

10 Roche Holding AG (3.5%)
   Pharmaceuticals

Footnote reads:
The fund's holdings will change over time.


Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Global Equity Research Team.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As your fund begins a new fiscal year, we are anticipating continued volatility within the health-care sector. As investors remain preoccupied with regulatory and litigation issues, our focus on strategic stock selection will be essential. We believe pharmaceutical companies will continue to face a number of challenges, including patent expirations, competition from generic drug makers, and concerns about the strength of their research and development capabilities. However, despite a recent slowdown in new drug launches, we are optimistic about a number of new products that are designed to work more specifically on targeted diseases, with the expectation of causing fewer side effects. In managing your fund's portfolio, we will continue to conduct our research on a stock-by-stock basis, seeking companies with strong management teams, healthy balance sheets, and the potential to reward investors with capital appreciation over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund concentrates its investments in one region or in a limited number of sectors and involves more risk than a fund that invests more broadly. The fund concentrates its assets in fewer issues, which can affect your fund's performance.


Performance summary

This section shows your fund's performance during its fiscal year, which ended August 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 8/31/04
----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (5/28/82)             (3/1/93)             (7/26/99)              (7/3/95)        (1/21/03)
----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------
1 year                     7.79%      1.60%      6.98%      1.98%      6.99%      5.99%      7.25%      3.51%      7.54%
----------------------------------------------------------------------------------------------------------------------------
5 years                    6.87       0.73       2.93       1.05       3.04       3.04       4.23       0.58       5.55
Annual average             1.34       0.15       0.58       0.21       0.60       0.60       0.83       0.11       1.09
----------------------------------------------------------------------------------------------------------------------------
10 years                 183.95     167.59     163.35     163.35     163.72     163.72     170.12     160.70     176.95
Annual average            11.00      10.34      10.17      10.17      10.18      10.18      10.45      10.06      10.72
----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            13.29      12.99      12.34      12.34      12.45      12.45      12.62      12.45      13.01
----------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee will be applied to shares exchanged or sold within 5 days of purchase.

------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/04
------------------------------------------------------------------------------------
                                                                     Lipper Health/
                                                 Goldman Sachs       Biotechnology
                               S&P 500            Healthcare        Funds category
                                Index               Index*             average+
------------------------------------------------------------------------------------
1 year                          11.46%               7.86%               7.50%
------------------------------------------------------------------------------------
5 years                         -9.91               19.13               44.13
Annual average                  -2.07                3.56                7.05
------------------------------------------------------------------------------------
10 years                       176.14                  --              231.68
Annual average                  10.69                  --               12.43
------------------------------------------------------------------------------------
Annual average
(life of fund)                  13.97                  --               15.51
------------------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * This index began operations on 8/29/96.

 + Over the 1-, 5-, and 10-year periods ended 8/31/04, there were 194,
   63, and 17 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 8/31/94 to 8/31/04

                     Fund's class A               S&P 500
Date                  shares at POP                Index

8/31/94                   9,425                   10,000
8/31/95                  11,762                   12,145
8/31/96                  14,598                   14,419
8/31/97                  19,335                   20,280
8/31/98                  20,781                   21,922
8/31/99                  25,039                   30,652
8/31/00                  34,582                   35,655
8/31/01                  29,154                   26,959
8/31/02                  23,454                   22,108
8/31/03                  24,825                   24,775
8/31/04                 $26,759                  $27,614

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $26,335 and $26,372, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $27,012 ($26,070 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $27,695. See first page of performance section for performance calculation method.


-----------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/04
-----------------------------------------------------------------------------------------------------------------
                             Class A           Class B           Class C           Class M           Class R
-----------------------------------------------------------------------------------------------------------------
Distributions (number)            1                --                --                 1                 1
-----------------------------------------------------------------------------------------------------------------
Income 1                       $0.369              --                --              $0.040            $0.436
-----------------------------------------------------------------------------------------------------------------
Capital gains 1                  --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
Total                          $0.369              --                --              $0.040            $0.436
-----------------------------------------------------------------------------------------------------------------
Share value:               NAV        POP         NAV               NAV          NAV        POP         NAV
-----------------------------------------------------------------------------------------------------------------
8/31/03                   $53.97     $57.26     $49.86            $52.34        $51.85     $53.73     $53.89
-----------------------------------------------------------------------------------------------------------------
8/31/04                    57.80      61.00*     53.34             56.00         55.57      57.59      57.51
-----------------------------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charges that took effect on January 28, 2004.

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.


----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (5/28/82)              (3/1/93)             (7/26/99)              (7/3/95)        (1/21/03)
----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------
1 year                     6.97%      0.83%      6.17%      1.17%      6.16%      5.16%      6.45%      2.71%      6.71%
----------------------------------------------------------------------------------------------------------------------------
5 years                   14.46       7.89      10.24       8.24      10.34      10.34      11.64       7.74      13.04
Annual average             2.74       1.53       1.97       1.60       1.99       1.99       2.23       1.50       2.48
----------------------------------------------------------------------------------------------------------------------------
10 years                 180.46     164.34     160.14     160.14     160.43     160.43     166.79     157.42     173.53
Annual average            10.86      10.21      10.03      10.03      10.04      10.04      10.31       9.92      10.59
----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            13.28      12.98      12.32      12.32      12.43      12.43      12.61      12.43      12.99
----------------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Health Sciences Trust from March 1, 2004, to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 8/31/04
------------------------------------------------------------------------------
                         Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Expenses paid per
$1,000*                   $5.69      $9.35      $9.35      $8.13      $6.91
------------------------------------------------------------------------------
Ending value (after
expenses)               $951.90    $948.30    $948.40    $949.40    $950.80
------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2004, use the calculation method below. To find the value of your investment on March 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 03/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                              Expenses paid             expenses
investment on 3/1/04 [DIV]    $1,000   X    per $1,000             = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000              [DIV]    $1,000   X  $5.69  (see table above) = $56.90
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 8/31/04
------------------------------------------------------------------------------
                          Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Expenses paid per
$1,000*                   $5.89      $9.68      $9.68      $8.42      $7.15
------------------------------------------------------------------------------
Ending value (after
expenses)             $1,019.30  $1,015.53  $1,015.53  $1,016.79  $1,018.05
------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                          Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio+              1.16%      1.91%      1.91%      1.66%      1.41%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                     1.78%      2.53%      2.53%      2.28%      2.03%
------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 6/30/04. For class B, C, M and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

-------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-------------------------------------------------------------------------------
                              2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Putnam Health
Sciences Fund                  50%        53%        65%        48%        67%
-------------------------------------------------------------------------------
Lipper Health/Biotechnology
Funds category
average                       222%       262%       233%       204%       368%
-------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on August 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated calendar year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 6/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk    2.05

U.S. stock
fund average        3.57

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 9/30/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Goldman Sachs Healthcare Index is an unmanaged index of common stock performance within the health-care sector.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Health Sciences Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Health Sciences Trust (the "fund") at August 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 11, 2004


The fund's portfolio
August 31, 2004

Common stocks (98.6%) (a)
Number of shares                                                          Value

Biotechnology (13.9%)
-------------------------------------------------------------------------------
     3,163,200 Amgen, Inc. (NON)                                   $187,546,128
       393,700 Amylin Pharmaceuticals, Inc. (NON) (S)                 7,791,323
       791,600 Biogen Idec, Inc. (NON) (S)                           46,965,628
        85,330 Corgentech, Inc. (NON) (S)                             1,151,102
       915,900 Genentech, Inc. (NON)                                 44,677,602
       853,000 Genzyme Corp. (NON) (S)                               46,062,000
       740,600 Gilead Sciences, Inc. (NON) (S)                       51,197,678
       134,200 IDEXX Laboratories, Inc. (NON) (S)                     6,536,882
       231,600 Neurocrine Biosciences, Inc. (NON) (S)                11,526,732
        12,100 Nexia Biotechnologies, Inc. (Canada)
               (NON)                                                     10,747
       256,972 Nexia Biotechnologies, Inc. 144A
               (Canada) (NON)                                           228,237
                                                                 --------------
                                                                    403,694,059

Health Care Services (13.8%)
-------------------------------------------------------------------------------
       711,700 AmerisourceBergen Corp.(S)                            38,502,970
       143,100 Apria Healthcare Group, Inc. (NON) (S)                 4,041,144
     2,158,000 Cardinal Health, Inc.                                 97,541,600
       556,200 CIGNA Corp.(S)                                        37,020,672
       889,100 Community Health Systems, Inc. (NON) (S)              22,227,500
       572,100 Express Scripts, Inc. Class A (NON)
               (S)                                                   36,156,720
       166,700 Fisher Scientific International,
               Inc. (NON) (S)                                         9,496,899
       105,200 Henry Schein, Inc. (NON) (S)                           6,551,856
       621,800 Laboratory Corp. of America Holdings
               (NON) (S)                                             25,860,662
       115,800 MannKind Corp. (NON) (S)                               1,615,410
       307,900 McKesson Corp.                                         9,529,505
     1,390,300 Medco Health Solutions, Inc. (NON)                    43,419,069
       219,100 Omnicare, Inc.                                         6,340,754
        88,100 Quest Diagnostics, Inc.                                7,541,360
       657,400 Triad Hospitals, Inc. (NON) (S)                       20,898,746
       507,300 UnitedHealth Group, Inc.                              33,547,749
                                                                 --------------
                                                                    400,292,616

Medical Technology (15.1%)
-------------------------------------------------------------------------------
        84,000 Animas Corp. (NON) (S)                                 1,391,040
       121,800 Beckman Coulter, Inc.                                  6,795,222
     1,426,000 Boston Scientific Corp. (NON)                         50,950,980
       313,300 C.R. Bard, Inc.(S)                                    17,576,130
       165,700 Charles River Laboratories
               International, Inc. (NON) (S)                          7,216,235
       361,600 DJ Orthopedics, Inc. (NON) (S)                         7,680,384
       220,200 Edwards Lifesciences Corp. (NON) (S)                   7,775,262
       137,900 Given Imaging, Ltd. (Israel) (NON)
               (S)                                                    4,895,450
     1,030,900 Guidant Corp.                                         61,647,820
       150,900 Kinetic Concepts, Inc. (NON) (S)                       7,510,293
     3,064,600 Medtronic, Inc.                                      152,463,850
        21,000 Nobel Biocare AB (Sweden) (NON) (S)                    1,817,504
     1,422,800 Smith & Nephew PLC (United Kingdom)                   12,831,716
       686,769 St. Jude Medical, Inc. (NON)                          46,185,215
       291,100 Sybron Dental Specialties, Inc.
               (NON) (S)                                              8,115,868
       286,000 Synthes-Stratec, Inc. (Switzerland)                   30,628,016
       258,200 Waters Corp. (NON) (S)                                11,182,642
                                                                 --------------
                                                                    436,663,627

Pharmaceuticals (55.8%)
-------------------------------------------------------------------------------
     4,517,100 Abbott Laboratories (S)                              188,317,899
       885,307 AstraZeneca PLC (United Kingdom)                      40,816,953
     2,248,000 AstraZeneca PLC ADR (United Kingdom)                 104,599,440
       423,216 Aurobindo Pharma, Ltd. (India)                         3,181,429
       956,850 Barr Pharmaceuticals, Inc. (NON) (S)                  37,575,500
        45,000 Basilea Pharmaceutical 144A
               (Switzerland) (NON)                                    2,227,506
       368,900 Biovail Corp. (Canada) (NON)                           5,592,524
       230,700 Cephalon, Inc. (NON) (S)                              10,845,207
     2,143,100 Forest Laboratories, Inc. (NON)                       98,261,135
       321,500 Fujirebio, Inc. (Japan) (S)                            4,251,312
     3,323,500 GlaxoSmithKline PLC ADR (United
               Kingdom) (S)                                         136,728,790
       463,300 Idenix Pharmaceuticals, Inc. (NON) (S)                 5,911,708
       164,375 IVAX Corp. (NON) (S)                                   3,182,300
     3,574,400 Johnson & Johnson                                    207,672,640
       103,000 Matrix Laboratories, Ltd. (India)
               (NON)                                                  3,176,834
     3,092,912 Novartis AG (Switzerland)                            143,219,245
       148,600 Par Pharmaceutical Cos., Inc. (NON) (S)                6,098,545
     7,758,400 Pfizer, Inc.                                         253,466,928
     1,029,786 Roche Holding AG (Switzerland)                       100,072,830
     1,780,800 Sankyo Co., Ltd. (Japan)                              37,164,240
       738,900 Takeda Chemical Industries, Ltd.
               (Japan)                                               33,264,978
       484,800 Teva Pharmaceutical Industries, Ltd.
               ADR (Israel)                                          13,210,800
     3,801,800 Wyeth                                                139,031,826
     1,060,200 Yamanouchi Pharmaceutical Co., Ltd.
               (Japan)                                               36,618,591
                                                                 --------------
                                                                  1,614,489,160
                                                                 --------------
               Total Common stocks
               (cost $2,333,445,833)                             $2,855,139,462

Convertible preferred stocks (0.1%) (a) (cost $3,002,107)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       342,000 Third Wave Technologies, Inc.
               Ser. F, 10.00% cv. pfd.                               $1,723,680

Short-term investments (7.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $195,617,288 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.52% to 1.71% and due dates ranging
               from September 1, 2004 to September
               24, 2004 (d)                                        $195,564,443
    37,098,674 Putnam Prime Money Market Fund (e)                    37,098,674
                                                                 --------------
               Total Short-term investments
               (cost $232,663,117)                                 $232,663,117
-------------------------------------------------------------------------------
               Total Investments
               (cost $2,569,111,057)                             $3,089,526,259
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,895,794,985.

(NON) Non-income-producing security.

  (S) Securities on loan, in part or in entirety, at August 31, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Notes to the financial statements regarding investments in the Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at August 31, 2004 (as a percentage of Market Value excluding collateral for loaned securities):

          Israel                    0.6%
          Japan                     3.8
          Switzerland               9.5
          United Kingdom           10.2
          United States            75.4
          Other                     0.5
                                -------
          Total                   100.0%



Forward currency contracts to buy at August 31, 2004
(aggregate face value $141,055,677)
                                                                                          Unrealized
                                                        Aggregate          Delivery      appreciation/
                                          Value        face value            date       (depreciation)
------------------------------------------------------------------------------------------------------
Canadian Dollar                      $5,501,178        $5,541,598          12/15/04          $(40,420)
Danish Krone                         17,518,440        17,605,380          12/15/04           (86,940)
Euro                                118,384,591       117,908,699          12/15/04           475,892
------------------------------------------------------------------------------------------------------
                                                                                             $348,532
------------------------------------------------------------------------------------------------------



Forward currency contracts to sell at August 31, 2004
(aggregate face value $190,320,226)
------------------------------------------------------------------------------------------------------
                                                                                          Unrealized
                                                        Aggregate          Delivery      appreciation/
                                          Value        face value            date       (depreciation)
------------------------------------------------------------------------------------------------------
British Pound                       $90,534,927       $90,442,870          12/15/04          $(92,057)
Swiss Franc                          82,179,566        81,340,676          12/15/04          (838,890)
Japanese Yen                         18,531,561        18,536,680          12/15/04             5,119
------------------------------------------------------------------------------------------------------
                                                                                            $(925,828)
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
August 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $190,336,063 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $2,532,012,383)          $3,052,427,585
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $37,098,674) (Note 5)          37,098,674
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           6,037,386
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                345,703
-------------------------------------------------------------------------------
Receivable for securities sold                                     11,681,871
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)               481,011
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)           4,807,667
-------------------------------------------------------------------------------
Total assets                                                    3,112,879,897

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    5,775,670
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          5,478,503
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        4,187,609
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,745,372
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                283,070
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            4,053
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,672,669
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                1,058,307
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                589,968
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                195,564,443
-------------------------------------------------------------------------------
Other accrued expenses                                                725,248
-------------------------------------------------------------------------------
Total liabilities                                                 217,084,912
-------------------------------------------------------------------------------
Net assets                                                     $2,895,794,985

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $2,257,162,253
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (484,236)
-------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)             119,230,795
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                        519,886,173
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $2,895,794,985

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,739,956,754 divided by 30,102,436 shares)                          $57.80
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $57.80)*                $61.00
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,042,682,876 divided by 19,548,105 shares)**                        $53.34
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($47,400,963 divided by 846,508 shares)**                              $56.00
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($35,490,554 divided by 638,649 shares)                                $55.57
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $55.57)*                $57.59
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($17,135 divided by 298 shares)                          $57.51
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($30,246,703 divided by 518,775 shares)                  $58.30
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended August 31, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,808,226)                      $38,488,097
-------------------------------------------------------------------------------
Interest (including interest income of $57,057 from
investments in affiliated issuers) (Note 5)                           333,031
-------------------------------------------------------------------------------
Securities lending                                                    412,212
-------------------------------------------------------------------------------
Total investment income                                            39,233,340

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   18,335,076
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    8,719,744
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               534,958
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             95,862
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       45,455
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               4,963,326
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                              12,006,106
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 563,324
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 322,519
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      53
-------------------------------------------------------------------------------
Other                                                               1,421,362
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                   186,520
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                             (186,520)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                         (7,316)
-------------------------------------------------------------------------------
Total expenses                                                     47,000,469
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (1,271,795)
-------------------------------------------------------------------------------
Net expenses                                                       45,728,674
-------------------------------------------------------------------------------
Net investment loss                                                (6,495,334)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  283,339,693
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                1,028,996
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       404,717
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (3,950,177)
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                   (514,701)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures
contracts during the year                                         (10,815,327)
-------------------------------------------------------------------------------
Net gain on investments                                           269,493,201
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $262,997,867
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                        Year ended August 31
Decrease in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                              $(6,495,334)     $(2,864,471)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                    280,823,229      (94,362,346)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               (11,330,028)     292,988,454
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       262,997,867      195,761,637
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (12,932,741)              --
-------------------------------------------------------------------------------
Class M                                              (31,999)              --
-------------------------------------------------------------------------------
Class R                                                  (76)              --
-------------------------------------------------------------------------------
Class Y                                             (283,693)              --
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               2,449               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                      (1,080,743,581)    (550,030,403)
-------------------------------------------------------------------------------
Total decrease in net assets                    (830,991,774)    (354,268,766)

Net assets
-------------------------------------------------------------------------------
Beginning of year                              3,726,786,759    4,081,055,525
-------------------------------------------------------------------------------
End of year (including distribution in
excess of net investment income and
undistributed net investment income of
$484,236 and $13,143,717, respectively)       $2,895,794,985   $3,726,786,759
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended August 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $53.97          $50.99          $65.80          $82.19          $59.51
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)                              .05 (d)         .11             .04            (.09)           (.08)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  4.15            2.87          (12.41)         (12.12)          22.76
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       4.20            2.98          (12.37)         (12.21)          22.68
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.37)             --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --           (2.44)          (4.18)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.37)             --           (2.44)          (4.18)             --
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               --  (e)         --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $57.80          $53.97          $50.99          $65.80          $82.19
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      7.79            5.85          (19.55)         (15.70)          38.11
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $1,739,957      $2,243,357      $2,443,292      $3,373,822      $3,942,734
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.13 (d)        1.07            1.00             .96             .93
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                    .09 (d)         .22             .06            (.13)           (.12)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     49.91           52.52           64.55           47.86           67.34
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended August 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $49.86          $47.46          $61.85          $78.08          $56.96
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                     (.35) (d)       (.26)           (.39)           (.61)           (.56)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  3.83            2.66          (11.56)         (11.44)          21.68
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       3.48            2.40          (11.95)         (12.05)          21.12
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --           (2.44)          (4.18)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --              --           (2.44)          (4.18)             --
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               --  (e)         --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $53.34          $49.86          $47.46          $61.85          $78.08
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      6.98            5.06          (20.14)         (16.35)          37.08
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $1,042,683      $1,334,170      $1,475,577      $2,354,988      $2,877,594
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.88 (d)        1.82            1.75            1.71            1.68
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                   (.66) (d)       (.53)           (.69)           (.88)           (.87)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     49.91           52.52           64.55           47.86           67.34
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended August 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $52.34          $49.82          $64.81          $81.60          $59.48
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                     (.37) (d)       (.27)           (.40)           (.61)           (.64)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  4.03            2.79          (12.15)         (12.00)          22.76
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       3.66            2.52          (12.55)         (12.61)          22.12
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --           (2.44)          (4.18)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --              --           (2.44)          (4.18)             --
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               --  (e)         --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $56.00          $52.34          $49.82          $64.81          $81.60
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      6.99            5.06          (20.14)         (16.32)          37.19
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $47,401         $66,803         $72,725        $103,940         $82,117
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.88 (d)        1.82            1.75            1.71            1.68
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                   (.66) (d)       (.53)           (.69)           (.86)           (.89)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     49.91           52.52           64.55           47.86           67.34
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended August 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $51.85          $49.23          $63.91          $80.34          $58.47
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                     (.23) (d)       (.14)           (.26)           (.45)           (.41)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  3.99            2.76          (11.98)         (11.80)          22.28
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       3.76            2.62          (12.24)         (12.25)          21.87
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.04)             --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --           (2.44)          (4.18)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.04)             --           (2.44)          (4.18)             --
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               --  (e)         --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $55.57          $51.85          $49.23          $63.91          $80.34
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      7.25            5.32          (19.94)         (16.13)          37.40
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $35,491         $50,605         $60,932         $95,388        $122,066
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.63 (d)        1.57            1.50            1.46            1.43
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                   (.41) (d)       (.28)           (.44)           (.64)           (.62)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     49.91           52.52           64.55           47.86           67.34
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  For the
                                                                                                                  period
                                                                                                    Year        January 21,
                                                                                                    ended        2003+ to
Per-share                                                                                         August 31      August 31
operating performance                                                                               2004            2003
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                               $53.89          $50.74
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                                                             (.06) (d)       (.01)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                 4.12            3.16
----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                               4.06            3.15
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                   (.44)             --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                 (.44)             --
----------------------------------------------------------------------------------------------------------------------------
Redemption fees                                                                                       --  (e)         --
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                     $57.51          $53.89
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                              7.54            6.21*
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                       $17              $1
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                           1.38 (d)         .82*
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                                                           (.10) (d)       (.02)*
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                             49.91           52.52
----------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     For the
                                                                                                                      period
                                                                                                                     April 4,
                                                                                                                     2000+ to
Per-share                                                              Year ended August 31                          August 31
operating performance                                  2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                  $54.45          $51.31          $66.03          $82.28          $70.52
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                               .21 (d)         .26             .20             .09             .03
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                             4.17            2.88          (12.48)         (12.16)          11.73
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                  4.38            3.14          (12.28)         (12.07)          11.76
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                      (.53)             --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                           --              --           (2.44)          (4.18)             --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (.53)             --           (2.44)          (4.18)             --
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                          -- (e)          --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                        $58.30          $54.45          $51.31          $66.03          $82.28
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                 8.06            6.12          (19.34)         (15.50)          16.68*
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                      $30,247         $31,851         $28,530         $26,614         $31,768
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                               .88 (d)         .82             .75             .71             .28*
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                               .35 (d)         .48             .33             .12             .04*
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                49.91           52.52           64.55           47.86           67.34
------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
August 31, 2004

Note 1
Significant accounting policies

Putnam Health Sciences Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in the common stocks of companies in the health sciences industries. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. On August 31, 2004, fair value pricing was used for certain securities in the portfolio. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At August 31, 2004, the value of securities loaned amounted to $190,336,063. The fund received cash collateral of $195,564,443, which is pooled with collateral of other Putnam funds into 21 issuers of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2005, $974,591 of losses recognized during the period November 1, 2003 to August 31, 2004.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, unrealized gains and losses on certain futures contracts, straddle loss deferrals and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2004, the fund reclassified $6,115,890 to decrease distributions in excess of net investment income and $10,006,035 to decrease paid-in-capital, with an increase to accumulated net realized gains of $3,890,145.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $575,519,193
Unrealized depreciation            (99,306,974)
                                  ------------
Net unrealized
appreciation                       476,212,219
Undistributed long term
capital gain                       163,706,455
Post-October loss                      974,591
Cost for federal income
tax purposes                    $2,613,314,040

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds. For the year ended August 31, 2004, Putnam Management did not waive any of its management fee to the fund.

For the period ended August 31, 2004, Putnam Management has assumed $186,520 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with certain legal and regulatory matters (see Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended August 31, 2004, the fund paid PFTC $6,407,680 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2004, the fund's expenses were reduced by $1,271,795 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,999, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $147,486 and $3,939 from the sale of class A and class M shares, respectively, and received $3,463,062 and $7,571 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2004, Putnam Retail Management, acting as underwriter, received $2,654 and no money from class A and class M shares, respectively.

Note 3
Purchases and sales of securities

During the year ended August 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,637,154,831 and $2,689,252,211, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of period                    781,158          $509,549
----------------------------------------------------------------
Options opened                         661,483           519,447
Options expired                     (1,442,641)       (1,028,996)
Options closed                              --                --
----------------------------------------------------------------
Written options
outstanding at
end of year                                 --               $--
----------------------------------------------------------------

Note 4
Capital shares

At August 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,051,449      $119,986,119
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       199,329        11,315,886
----------------------------------------------------------------
                                     2,250,778       131,302,005

Shares repurchased                 (13,713,507)     (784,663,981)
----------------------------------------------------------------
Net decrease                       (11,462,729)    $(653,361,976)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,754,184      $143,414,086
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,754,184       143,414,086

Shares repurchased                  (9,103,976)     (468,145,168)
----------------------------------------------------------------
Net decrease                        (6,349,792)    $(324,731,082)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            967,967       $52,209,102
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       967,967        52,209,102

Shares repurchased                  (8,180,513)     (433,637,343)
----------------------------------------------------------------
Net decrease                        (7,212,546)    $(381,428,241)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,514,589       $73,174,212
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,514,589        73,174,212

Shares repurchased                  (5,845,049)     (278,157,939)
----------------------------------------------------------------
Net decrease                        (4,330,460)    $(204,983,727)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             96,093        $5,441,680
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        96,093         5,441,680

Shares repurchased                    (525,960)      (29,168,786)
----------------------------------------------------------------
Net decrease                          (429,867)     $(23,727,106)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            190,892        $9,697,168
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       190,892         9,697,168

Shares repurchased                    (374,264)      (18,682,511)
----------------------------------------------------------------
Net decrease                          (183,372)      $(8,985,343)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             40,219        $2,266,996
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           538            29,495
----------------------------------------------------------------
                                        40,757         2,296,491

Shares repurchased                    (378,111)      (20,782,119)
----------------------------------------------------------------
Net decrease                          (337,354)     $(18,485,628)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             69,730        $3,472,869
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        69,730         3,472,869

Shares repurchased                    (331,535)      (16,383,786)
----------------------------------------------------------------
Net decrease                          (261,805)     $(12,910,917)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                297           $16,804
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                67
----------------------------------------------------------------
                                           298            16,871

Shares repurchased                         (20)           (1,115)
----------------------------------------------------------------
Net increase                               278           $15,756
----------------------------------------------------------------

                            For the period from January 21, 2003
                                    (commencement of operations)
                                              to August 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 20            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                            20             1,000

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                20            $1,000
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            132,948        $7,854,057
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         4,964           283,693
----------------------------------------------------------------
                                       137,912         8,137,750

Shares repurchased                    (204,040)      (11,894,136)
----------------------------------------------------------------
Net decrease                           (66,128)      $(3,756,386)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            177,138        $9,279,083
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       177,138         9,279,083

Shares repurchased                    (148,220)       (7,699,417)
----------------------------------------------------------------
Net increase                            28,918        $1,579,666
----------------------------------------------------------------

Note 5
Investment in Putnam Prime Money
Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2004, management fees paid were reduced by $7,316 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $57,057 for the year ended August 31, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $163,766,487 as long-term capital gain, for its taxable year ended August 31, 2004.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated, a public utility company, Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2004, there were 103 Putnam Funds, each of which is overseen by each Trustee.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
From 2001 to 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and
Legal and Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Health Sciences Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN008-216508  10/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Health Sciences Trust
Supplement to Annual Report dated 8/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 8/31/04

                                                                        NAV

1 year                                                                 8.06%
5 years                                                                8.06
Annual average                                                         1.56
10 years                                                             187.12
Annual average                                                        11.12
Life of fund (since class A inception, 5/28/82)
Annual average                                                        13.35

Share value:                                                            NAV

8/31/03                                                              $54.45
8/31/04                                                              $58.30
----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                      1          $0.53             --                 $0.53

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception on 4/4/00 are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. A short-term trading fee of up to 2% may apply. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 10-11 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 8/31/04

                                                  Class Y
Expenses paid per $1,000*                         $4.47
Ending value (after expenses)                     $953.10
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 8/31/04
                                                  Class Y
Expenses paid per $1,000*                         $4.62
Ending value (after expenses)                     $1,020.56
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio+                                  0.91%
Average annualized expense ratio for Lipper peer group ++              1.53%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
August 31, 2004     $72,261*    $--             $3,628    $614
August 31, 2003     $70,076     $--             $4,631    $--

* Includes fees of $ 2,873 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended August 31, 2004 and August 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 136,501 and $78,226 , respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
August 31, 2004     $--             $--   $--         $--
August 31, 2003     $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: October 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: October 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: October 27, 2004